THE SECURITIES TO BE ISSUED BY HAPPY FOOD CORPORATION UNDER THIS EXCHANGE AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), IN RELIANCE UPON SECTION 4(2) AND OTHER EXEMPTIONS UNDER THE 1933 ACT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS STOCK EXCHANGE OR THE ACCURACY OR INADEQUACY OF THIS STOCK EXCHANGE AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                      AGREEMENT AND PLAN OF SHARE EXCHANGE

      THIS AGREEMENT AND PLAN OF SHARE EXCHANGE (hereinafter referred to as this "Agreement"), is entered into as of this 1st day of June, 2005, by and among Happy Food Corporation, an Oklahoma corporation ("Happy Food"), Laser Energetics, Inc., a Florida corporation ("LEI"), and each shareholder of LEI who executes a counterpart signature page hereto (individually, a "Shareholder" and collectively, the "Shareholders").

                               W I T N E S S E T H

      A. Happy Food is presently a non-operating publicly traded company (trading symbol "HPYF") which has been in existence since 1991. Happy Food does not have any class of securities registered under the Securities Exchange Act of 1934, as amended.

      B. The parties desire that (i) the Shareholders transfer to Happy Food all of the shares of Class A Common Stock of LEI, par value $0.01 per share (the "LEI Stock"), held by them in exchange for shares (the "Exchange Shares") of common stock of Happy Food, par value $0.001 per share (the "Happy Food Stock"), and (ii) the Shareholders transfer to Happy Food all of the shares of Class B Common Stock of LEI, par value $0.01 per share (the "LEI Class B"), held by them in exchange for shares of a Class B Common Stock of Happy Food to be authorized prior to Closing and having the powers, designations, preferences, and relative, participating, optional, or other special rights and the qualifications, limitations, or restrictions of such preferences and/or rights, substantially as set forth on Exhibit A hereto (the "HPYF Class B"), all pursuant to the terms and conditions set forth in this Agreement.

      C. Immediately prior to the share exchange provided for by this Agreement, LEI will purchase from Frank H. Ward 1,350,000 shares (the "Purchase Shares") of Happy Food Stock held by him, pursuant to the terms and conditions set forth in the Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement"), between LEI and Frank H. Ward.

      D. LEI will become a majority-owned subsidiary of Happy Food after the Closing of the exchange, with Happy Food holding at least eighty percent (80%) of the outstanding LEI Stock and one hundred percent (100%) of the LEI Class B.

      E. Immediately following the Closing, the Exchange Shares will represent in excess of eighty-eight percent (88%) of the total outstanding shares of Happy Food Stock, and the Purchase Shares will represent between four and five percent (4% to 5%) of the total outstanding shares of Happy Food Stock. The precise percentages will depend on which current holders of LEI Stock execute counterpart signature pages hereto. The HPYF Class B will not be convertible into Happy Food Stock until the second anniversary of the date of this Agreement, at which point the percentage of the Happy Food Stock into which it will be convertible will depend on many factors, including the prices at which Happy Food will have sold Happy Food Stock between the Closing and such time.

      F. The parties intend that the transaction contemplated herein qualify as a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and/or as a tax-free exchange under Section 351 of the Code.

                                    AGREEMENT

      NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:

                                    ARTICLE I
                                PLAN OF EXCHANGE

      1.1 The Exchange. (a) Happy Food Stock for LEI Stock. At the Closing (as defined below), (i) each Shareholder severally and not jointly hereby agrees to assign, transfer and deliver to Happy Food, free and clear of all claims, charges, equities, liens, security interests, and encumbrances whatsoever (collectively, "Encumbrances") all shares of LEI Stock owned by such Shareholder; and (ii) Happy Food agrees to acquire from each Shareholder all the shares being assigned, transferred and delivered by each Shareholder, by issuing and delivering to such Shareholder in exchange therefore 0.2939583341 shares of Happy Food Stock for every share of LEI Stock exchanged, and any fractional shares shall be rounded up or down to the nearest whole share (with 0.5 of one share rounded up).

            (b) HPYF Class B for LEI Class B. At the Closing (as defined below),
(i) each Shareholder severally and not jointly hereby agrees to assign, transfer and deliver to Happy Food, free and clear of all Encumbrances all shares of LEI Class B owned by such Shareholder, if any; and (ii) Happy Food agrees to acquire from each Shareholder all the shares being assigned, transferred and delivered by each Shareholder, by issuing and delivering to such Shareholder in exchange therefore one (1) share of HPYF Class B for every share of LEI Class B exchanged.

      1.2 Legend. The Happy Food Stock and the HPYF Class B will be issued to the Shareholders and their designees with the following restrictive legend or similar legend affixed thereto:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL ACCEPTABLE TO HAPPY FOOD CORPORATION THAT AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE WITH RESPECT TO SUCH SALE OR TRANSFER."

      1.3 No Dilution. Except for the amendment of Happy Food's Certificate of Incorporation to authorize 20,000,000 shares of HPYF Class B, Happy Food shall neither effect, nor fix any record date with respect to, any stock split, stock dividend, reverse stock split, recapitalization, or similar change in the Happy Food Stock between the date of this Agreement and the Closing Date.

      1.4 Closing. The closing ("Closing") of the transactions contemplated by this Agreement shall take place at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036 on June 1, 2005, or on a date and at such time as the parties may agree ("Closing Date"); provided that each of the closing conditions set forth in Articles VI and VII have been satisfied or waived.

      1.5 Closing Events. At the Closing:

      (a) Happy Food shall display share certificates representing the Exchange Shares and the HPYF Class B shares to be issued to each Shareholder pursuant to this Agreement. Happy Food shall hold such certificates in escrow pending each Shareholder's surrender of its respective stock certificates formerly representing shares of LEI Stock and LEI Class B.

      (b) Immediately upon and following the Closing, and whether or not stock certificates representing such shares are exchanged, the Shareholders shall for all purposes be the holders of the Exchange Shares and the HPYF Class B shares to which they are entitled pursuant to Section 1.1, and Happy Food shall be the holder of the LEI Stock and LEI Class B held by the Shareholders immediately prior to the Closing.

      (c) Each of the respective parties hereto shall execute, acknowledge, and deliver (or shall cause to be executed, acknowledged, and delivered) any and all officers' certificates, opinions, financial statements, schedules, agreements, resolutions, rulings, or other instruments required by this Agreement to be so delivered at or prior to the Closing, and the documents and stock certificates provided in paragraphs 5.2 and 5.3 herein, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby. If agreed to by the parties, the Closing may take place through the exchange of documents by efax, fax, email and/or express courier.

      1.6 Standstill. In order to reach Closing quickly, the parties will be committing substantial resources to performing the various covenants to be performed prior to Closing. In consideration of this process, for a period of 14 days after the date of this Agreement (the "Exclusivity Period"), or until the transaction contemplated herein has been abandoned by LEI or Happy Food, whichever comes first, it is agreed that none of the parties hereto shall seek, receive, negotiate or accept any offers to enter into a merger, share exchange or other business combination with any third party. Notwithstanding the foregoing, nothing herein shall restrict LEI from pursuing any additional transactions, provided that they will not become effective until after the Closing.

                                   ARTICLE II
                         REPRESENTATIONS, COVENANTS, AND
                                WARRANTIES OF LEI

      As an inducement to, and to obtain the reliance of Happy Food, LEI represents and warrants as follows:

      2.1 Organization. LEI is a company duly organized, validly existing, and in good standing under the laws of the State of Florida. LEI has the power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in jurisdictions in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of LEI's organizational documents. LEI has taken all action required by laws, its Articles of Incorporation, certificate of business registration, or otherwise to authorize the execution and delivery of this Agreement. LEI has full power, authority, and legal right and has taken or will take all action required by law, its Articles of Incorporation, and otherwise to consummate the transactions herein contemplated. This Agreement has been duly executed and delivered by LEI and constitutes a legal, valid, and binding obligation of LEI, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, or similar laws affecting the rights of creditors generally and by general principles of equity.

      2.2 Capitalization. LEI's authorized capitalization consists of: (i) 9,950,000,000 shares of LEI Stock; (ii) 45,000,000 shares of Class B Common Stock, par value $.01 per share; and (iii) 5,000,000 shares of preferred stock, par value $.01 per share. Other than 101,204,819 shares of LEI Stock and

3,000,000 shares of LEI Class B (or, following the consumation of the transactions contemplated by the Stock Purchase Agreement, 3,025,000 shares of LEI Class B), no other shares of LEI's capital stock are issued and outstanding. All issued and outstanding shares of LEI are legally issued, fully paid, and non-assessable and were not issued in violation of the pre-emptive or other rights of any person. Except as set forth in the LEI Schedules, LEI has no outstanding options, warrants, or other convertible securities.

      2.3 Subsidiaries and Predecessor Corporations. LEI does not own any subsidiaries.

      2.4 Financial Statements.

      (a) On or before the Closing Date, LEI will provide to Happy Food its audited balance sheet at December 31, 2004, and the related statements of operations, stockholders' equity and cash flows for the period then ended, together with notes to such statements. All of these financial statements will be attached as Section 2.4(a) of the LEI Schedules.

      (b) Except as otherwise set forth in the LEI Schedules: the financial statements will have been prepared in accordance with generally accepted accounting principles in the United States; the LEI balance sheet will present fairly as of its date the financial condition of LEI; LEI will not have, as of the date of such balance sheet, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in the balance sheet or the notes thereto, prepared in accordance with generally accepted accounting principles in the United States, and all assets reflected therein will be properly reported and present fairly the value of the assets of LEI, in accordance with such generally accepted accounting principles; the statement of income, condensed consolidated stockholders' equity, and consolidated cash flows will reflect fairly the information required to be set forth therein by generally accepted accounting principles in the United States.

      (c) LEI has filed all federal, state and local income tax returns required to be filed by it from inception to the date hereof and all taxes have been paid or will be paid when due. All such returns are complete and accurate in all material respects.

      (d) LEI has no liabilities with respect to the payment of federal, state, local, or other taxes (including any deficiencies, interest, or penalties), except for taxes accrued but not yet due and payable, for which LEI may be liable in its own right or as a transferee of the assets of, or as a successor to, any other corporation or entity.

      (e) No deficiency for any taxes has been proposed, asserted or assessed against LEI. There has been no tax audit, nor has there been any notice to LEI by any taxing authority regarding any such tax audit, or, to the knowledge of LEI, is any such tax audit threatened with regard to any taxes or LEI tax returns. LEI does not expect the assessment of any additional taxes of LEI for any period prior to the date hereof and has no knowledge of any unresolved questions concerning the liability for taxes of LEI.

      (f) The books and records, financial and otherwise, of LEI are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

      (g) LEI has good and marketable title to its assets and, except as set forth in the LEI Schedules or the financial statements of LEI or the notes thereto, has no material contingent liabilities, direct or indirect, matured or unmatured.

      2.5 Information. The information concerning LEI set forth in this Agreement and in the LEI Schedules is accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

      2.6 Options or Warrants. Except as set forth in the LEI Schedules, there are no existing options, warrants, calls, or commitments of any character relating to the authorized and unissued LEI Stock.

      2.7 Absence of Certain Changes or Events. Except as set forth in this Agreement or the LEI Schedules, since the date of the most recent LEI balance sheet, when received:

      (a) except in the normal course of business, there will not be (i) any material adverse change in the business, operations, properties, assets, or condition of LEI; or (ii) any damage, destruction, or loss to LEI (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or condition of LEI;

      (b) LEI will not have (i) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) not otherwise in the ordinary course of business, and except for capital raised by issuance of debt or equity in a private placement or other capital raising transaction deemed advisable by LEI; (ii) paid any material obligation or liability not otherwise in the ordinary course of business (absolute or contingent) other than current liabilities reflected in or shown on the most recent LEI balance sheet, and current liabilities incurred since that date in the ordinary course of business; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights not otherwise in the ordinary course of business (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $50,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value of less than $50,000); (iv) made or permitted any amendment or termination of any contract, agreement, or license to which they are a party not otherwise in the ordinary course of business if such amendment or termination is material, considering the business of LEI; or (v) issued, delivered, or agreed to issue or deliver any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock).

      2.8 Title and Related Matters. LEI has good and marketable title to all of its properties, inventory, interests in properties, and assets, real and personal, which will be reflected in the most recent LEI balance sheet or acquired after that date (except properties, interests in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges, or encumbrances except:

      (a)   described in the LEI Schedules;

      (b)   statutory liens or claims not yet delinquent; and

      (c) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties.

      2.9 Litigation and Proceedings. Except as set forth in the LEI Schedules, there are no actions, suits, proceedings, or investigations pending or, to the knowledge of LEI, threatened by or against LEI, or affecting LEI, or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. LEI does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

      2.10 Contracts.

      (a) LEI has provided, or will provide Happy Food on reasonable request, copies of all material contracts, agreements, franchises, license agreements, or other commitments to which LEI is a party or by which it or any of its assets, products, technology, or properties are bound;

      (b) All contracts, agreements, franchises, license agreements, and other commitments to which LEI is a party or by which its properties are bound and which are material to the operations of LEI, taken as a whole are valid and enforceable by LEI in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally; and

      (c) Except as described in the LEI Schedules, LEI is not party to or bound by, and the properties of LEI, is not subject to, any contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award which materially and adversely affects, or in the future may (as far as LEI can now foresee) materially and adversely affect, the business, operations, properties, assets, or condition of LEI.

      2.11 Material Contract Defaults. Except as set forth in the LEI Schedules, LEI is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or condition of LEI and there is no event of default in any material respect under any such contract, agreement, lease, or other commitment in respect of which LEI has not taken adequate steps to prevent such a default from occurring.

      2.12 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which LEI is a party or to which any of its properties or operations are subject.

      2.13 Compliance With Laws and Regulations. LEI has complied with all applicable statutes and regulations of any national, county, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of LEI, or except to the extent that noncompliance would not result in the incurrence of any material liability for LEI.

      2.14 Approval of Agreement. The board of directors of LEI will have authorized the execution and delivery of this Agreement by LEI, and has or will have approved the transactions contemplated hereby.

      2.15 Material Transactions or Affiliations. Set forth in the LEI Schedules is a description of every material contract, agreement, or arrangement between LEI and any predecessor and any person who was at the time of such contract, agreement, or arrangement an officer, director, or person owning of record, or known by LEI to own beneficially, 10% or more of the issued and outstanding common stock of LEI and which is to be performed in whole or in part after the date hereof or which was entered into not more than three years prior to the date hereof. In all of such transactions, the amount paid or received, whether in cash, in services, or in kind, is, had been during the full term thereof, and is required to be during the unexpired portion of the term thereof, no less favorable to LEI than terms available from otherwise unrelated parties in arm's length transactions. Except as disclosed in the LEI Schedules or otherwise disclosed herein, no officer, director, or 10% shareholder of LEI has, or has had since inception of LEI, any material interest, direct or indirect, in any material transaction with LEI. There are no commitments by LEI, whether written or oral, to lend any funds to, borrow any money from, or enter into any other material transaction with, any such affiliated person.

      2.16 LEI Schedules. LEI will deliver, as soon as practicable, the following schedules, which are collectively referred to as the "LEI Schedules" and which consist of separate schedules dated as of the date of execution of this Agreement and instruments and data as of such date, all certified by the chief executive officer of LEI as complete, true, and correct:

      (a) a schedule containing complete and accurate copies of the organizational documents, as amended, of LEI in effect as of the date of this Agreement;

      (b) a schedule containing a copy of the financial statements of LEI identified in paragraph 2.4(a);

      (c) a schedule setting forth all material contracts, agreements, or other instruments to which LEI is a party or by which it or its properties are bound, specifically including all contracts, agreements, or arrangements referred to in Section 2.10;

      (d) a schedule setting forth a description of any material adverse change in the business, operations, property, inventory, assets, or condition of LEI since the date of the most recent LEI balance sheet, required to be provided pursuant to section 2.7 hereof; and

      (e) a schedule setting forth any other information required to be disclosed in the LEI Schedules by sections 2.1 through 2.15. LEI shall cause the LEI Schedules and the instruments and data delivered to Happy Food hereunder to be updated after the date hereof up to and including the Closing Date.

      2.17 Ownership of LEI Stock. The Shareholders are the legal and beneficial owners of not less than 80% of the outstanding LEI Stock and 100% of the outstanding LEI Class B, and the Shareholders have full right, power, and authority to transfer, assign, convey, and deliver their respective LEI Stock and LEI Class B; and delivery of such LEI Stock and LEI Class B at the Closing will convey to Happy Food good and marketable title to such shares free and clear of any Encumbrances except for any Encumbrances arising out of such shares being held by Happy Food.

                                   ARTICLE III
         REPRESENTATIONS, COVENANTS, AND WARRANTIES OF THE SHAREHOLDERS

      As an inducement to, and to obtain the reliance of Happy Food, each Shareholder severally and not jointly represents and warrants as follows:

      3.1 Authorization. Such Shareholder has full power, authority, and legal right and has taken or will take all action required by law and otherwise to consummate the transactions herein contemplated. This Agreement has been duly executed and delivered by such Shareholder and constitutes a legal, valid, and binding obligation of such Shareholder, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, or similar laws affecting the rights of creditors generally and by general principles of equity. Such Shareholder has complied with all applicable community property laws, and no spousal signature or other consent is required from any person other than the signatories hereto in connection with the execution, delivery and performance of this Agreement by such Shareholder.

      3.2 Capitalization. Such Shareholder is the legal and beneficial owner of all the shares of LEI Stock and LEI Class B held of record by such Shareholder, and such Shareholder has full right, power, and authority to transfer, assign, convey, and deliver the LEI Stock and LEI Class B held by him or her; and delivery of such LEI Stock and LEI Class B at the Closing will convey to Happy Food good and marketable title to such shares free and clear of any Encumbrances except for any Encumbrances arising out of such shares being held by Happy Food.

      3.3 Accredited Investor Status. Such Shareholder is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").

      3.4 Accuracy of Investment Representations. The representations and warranties of such Shareholder set forth on Schedule I and previously made by such Shareholder to Happy Food are true, correct and complete in all respects.

      3.5 No Plan to Dispose of Exchange Shares or HPYF Class B. Such Shareholder has not entered into any contract, arrangement or other understanding pursuant to which such Shareholder will dispose of the Exchange Shares or HPYF Class B that such Shareholder will receive pursuant to this Agreement; and such Shareholder has no current plan or intention to do so.

                                   ARTICLE IV
            REPRESENTATIONS, COVENANTS, AND WARRANTIES OF HAPPY FOOD

      As an inducement to, and to obtain the reliance of LEI, Happy Food represents and warrants as follows:

      4.1 Organization. Happy Food is a corporation duly organized, validly existing, and in good standing under the laws of the State of Oklahoma, and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there is no jurisdiction in which it is not qualified in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Happy Food Schedules (as hereinafter defined) are complete and correct copies of the Certificate of Incorporation and bylaws of Happy Food, and all amendments thereto, as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of Happy Food's Certificate of Incorporation or bylaws. Happy Food has taken all action required by law, its Certificate of Incorporation, its bylaws, or otherwise to authorize the execution and delivery of this Agreement, and Happy Food has full power, authority, and legal right and has taken all action required by law, its Certificate of Incorporation, bylaws, or otherwise to consummate the transactions herein contemplated. This Agreement has been duly executed and delivered by Happy Food and constitutes a legal, valid, and binding obligation of Happy Food, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, or similar laws affecting the rights of creditors generally and by general principles of equity.

      4.2 Capitalization. Happy Food's authorized capitalization consists of 9,500,000 shares of common stock, par value $0.001, of which no more than 3,200,000 shares will be issued and outstanding at Closing; and 500,000 shares of Preferred Stock of which no shares are issued and outstanding. All presently issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the pre-emptive or other rights of any person.

      4.3 Subsidiaries. Happy Food does not have any subsidiaries and does not own, beneficially or of record, any shares of any other corporation.

      4.4 Financial Statements.

      (a) Included in the Happy Food Schedules are copies of the audited balance sheets of Happy Food as of December 31, 2003, and the related audited statements of operations, stockholders' equity, and cash flow for the two fiscal years ended December 31, 2003 together with the notes to such statements; the unaudited balance sheet of Happy Food as of December 31, 2004, and the related unaudited statements of operations, stockholders' equity, and cash flow for the year ended December 31, 2004, together with the notes to such statements.

      (b) All such financial statements have been prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved. The Happy Food balance sheets presents fairly as of December 31, 2003 and 2004, the financial condition of Happy Food. Happy Food did not have as of the date of any such Happy Food balance sheet, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in a balance sheet or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein are properly reported and present fairly the value of the assets of Happy Food, in accordance with generally accepted accounting principles. The statements of operations, stockholders' equity, and cash flow reflect fairly the information required to be set forth therein by generally accepted accounting principles.

      (c) Happy Food has filed all federal, state and local income tax returns required to be filed by it from inception to the date hereof and all taxes have been paid or will be paid when due. All such returns are complete and accurate in all material respects. Included in the Happy Food Schedules is a list of the federal income tax returns of Happy Food filed since 1991.

      (d) Happy Food has no liabilities with respect to the payment of federal, state, local, or other taxes (including any deficiencies, interest, or penalties), except for taxes accrued but not yet due and payable, for which Happy Food may be liable in its own right or as a transferee of the assets of, or as a successor to, any other corporation or entity.

      (e) No deficiency for any taxes has been proposed, asserted or assessed against Happy Food. There has been no tax audit, nor has there been any notice to Happy Food by any taxing authority regarding any such tax audit, or, to the knowledge of Happy Food, is any such tax audit threatened with regard to any taxes or Happy Food tax returns. Happy Food does not expect the assessment of any additional taxes of Happy Food for any period prior to the date hereof and has no knowledge of any unresolved questions concerning the liability for taxes of Happy Food.

      (f) The books and records, financial and otherwise, of Happy Food are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

      (g) Happy Food has good and marketable title to its assets and, except as set forth in the Happy Food Schedules or the Financial Statements of Happy Food or the notes thereto, has no material contingent liabilities, direct or indirect, matured or unmatured.

      4.5 Information. The information concerning Happy Food set forth in this Agreement and the Happy Food Schedules are and will be accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading as of the date hereof and as of the Closing date.

      4.6 Options or Warrants. There are no existing options, warrants, calls, or commitments of any character relating to authorized and unissued stock of Happy Food.

      4.7 Absence of Certain Changes or Events. Except as described herein or in the Happy Food Schedules, since the date of the most recent Happy Food balance sheet:

      (a) there has not been (i) any material adverse change in the business, operations, properties, assets, or condition of Happy Food (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or condition of Happy Food;

      (b) Happy Food has not (i) amended its Certificate of Incorporation or bylaws; (ii) declared or made, or agreed to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering the business of Happy Food; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any other material transactions; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its employees; or (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, made to, for, or with its officers, directors, or employees;

      (c) Happy Food has not (i) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid or agreed to pay any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent Happy Food balance sheet and current liabilities incurred since that date in the ordinary course of business and professional and other fees and expenses incurred in connection with the preparation of this Agreement and the consummation of the transactions contemplated hereby; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, property, or rights (except assets, property, or rights not used or useful in its business which, in the aggregate have a value of less than $1,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value of less than $1,000); (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Happy Food; or (vi) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock), except in connection with this Agreement;

      (d) It is understood and agreed that Happy Food will have no material liabilities or accounts payable as of the Closing date; and

      (e) to the best knowledge of Happy Food, it has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets, or condition of Happy Food.

      4.8 Title and Related Matters. Happy Food has good and marketable title to all of its properties, interest in properties, and assets, real and personal, which are reflected in the Happy Food balance sheet or acquired after that date (except properties, interest in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges, or encumbrances except:

      (a)   statutory liens or claims not yet delinquent;

      (b) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and

      (c)   as described in the Happy Food Schedules.

      4.9 Litigation and Proceedings. There are no actions, suits, or proceedings pending or, to the knowledge of Happy Food, threatened by or against or affecting Happy Food, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. Happy Food does not have any knowledge of any default on its part with respect to any judgment, order, writs, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

      4.10 Contracts. Happy Food is not a party to any material contract, agreement, or other commitment, except as specifically disclosed in its schedules to this Agreement.

      4.11 No Conflict With Other Instruments. The consummation of the transactions contemplated by this Agreement and the Stock Purchase Agreement will not result in the breach of any term or provision of, or constitute a default under, any indenture, mortgage, deed of trust, or other material agreement or instrument to which Happy Food is a party or to which it or any of its assets or operations are subject.

      4.12 Governmental Authorizations. Happy Food has all licenses, franchises, permits, and other government authorizations, that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by Happy Food of this Agreement and the consummation by Happy Food of the transactions contemplated hereby.

      4.13 Compliance With Laws and Regulations. To the best of its knowledge, Happy Food has complied with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or conditions of Happy Food or except to the extent that noncompliance would not result in the incurrence of any material liability. This compliance includes, but is not limited to, the filing of all reports to date with the U.S. Securities and Exchange Commission and state securities authorities.

      4.14 Insurance. Happy Food owns no insurable properties and carries no casualty or liability insurance.

      4.15 Approval of Agreement. The board of directors of Happy Food has authorized the execution and delivery of this Agreement by Happy Food and has approved this Agreement and the transactions contemplated hereby.

      4.16 Continuity of Business Enterprises. Happy Food has no commitment or present intention to liquidate Happy Food or sell or otherwise dispose of a material portion of its business or assets following the consummation of the transactions contemplated hereby.

      4.17 Material Transactions of Affiliations. Except as disclosed herein and in the Happy Food Schedules, there exists no material contract, agreement, or arrangement between Happy Food and any person who was at the time of such contract, agreement, or arrangement an officer, director, or person owning of record or known by Happy Food to own beneficially, 10% or more of the issued and outstanding common stock of Happy Food and which is to be performed in whole or in part after the date hereof or was entered into not more than three years prior to the date hereof. Neither any officer, director, nor 10% shareholder of Happy Food has, or has had during the last preceding full fiscal year, any known interest in any material transaction with Happy Food which was material to the business of Happy Food, except compensation paid to Frank H. Ward by the issuance of Common Stock of Happy Food. Happy Food has no commitment, whether written or oral, to lend any funds to, borrow any money from, or enter into any other material transaction with any such affiliated person.

      4.18 Employment Matters. Happy Food has no employees other than its executive officers.

      4.19 Happy Food Schedules. Happy Food has delivered to LEI, or will deliver as soon as practicable at LEI's request, the following schedules, which are collectively referred to as the "Happy Food Schedules," which are dated the date of this Agreement, all certified by an officer to be complete, true, and accurate:

      (a) a schedule containing complete and accurate copies of the Certificate of Incorporation and bylaws, as amended, of Happy Food as in effect as of the date of this Agreement;

      (b) a schedule containing the financial statements of Happy Food identified in paragraph 4.4(a);

      (c) a schedule containing a list of the federal income tax returns of Happy Food identified in paragraph 4.4(d);

      (d) a schedule setting forth the description of any material adverse change in the business, operations, property, assets, or condition of Happy Food since the date of the most recent Happy Food balance sheet, required to be provided pursuant to section 4.7 hereof; and

      (e) a schedule setting forth any other information required to be disclosed in the Happy Food Schedules by sections 4.1 through 4.17.

      4.20. Happy Food shall cause the Happy Food Schedules and the instruments and data delivered to LEI hereunder to be updated after the date hereof up to and including the Closing Date.

                                    ARTICLE V
                                SPECIAL COVENANTS

      5.1 Stockholders' Actions of Happy Food. Prior to the Closing, Happy Food shall cause the following actions to be taken by the written consent of the holders of a majority of the outstanding shares of Happy Food Stock.

      (a) fixing the number of directors constituting the entire board of directors of Happy Food at two;

      (b) the removal of each current director of Happy Food and the election of Robert D. Battis and John T. LiVecchi as the sole directors of Happy Food effective at the time of the Closing;

      (c) the approval of this Agreement, the Stock Purchase Agreement and the transactions contemplated hereby and thereby; and

      (d) such other actions as the directors may determine are necessary or appropriate.

      5.2 Happy Food Charter Amendment. Prior to the Closing, Happy Food shall amend its Certificate of Incorporation to increase the authorized number of shares of Happy Food's common stock from 9,500,000 to 200,000,000, to authorize 20,000,000 shares of HPYF Class B and to make such other modifications thereto as LEI may reasonably request;

      5.3 [Reserved.]

      5.4 Access to Properties and Records. Happy Food and LEI will each afford to the officers and authorized representatives of the other full access to the properties, books, and records of Happy Food or LEI in order that each may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of Happy Food or LEI as the other shall from time to time reasonably request.

      5.5 Delivery of Books and Records. At the Closing, Happy Food shall deliver to Mark Meller, the originals of the corporate minute books, books of account, contracts, records, and all other books or documents of Happy Food now in the possession or control of Happy Food or its representatives and agents.

      5.6 Private Placement Exemption. LEI shall use its best efforts (i) to obtain a representation letter prior to Closing from each Shareholder including the representations set forth in Schedule I hereto (the executed copies of each such representation letter being collectively referred to herein as the "Shareholder Representation Letters"), and (ii) to cause Happy Food to file a Form D notice with the U.S. Securities and Exchange Commission consistent with Rule 506 under Regulation D promulgated under the Securities Act within the time frames prescribed by law.

      5.7 Actions Prior to Closing.

      (a) From and after the date of this Agreement until the Closing Date and except as set forth in the Happy Food or LEI Schedules or as permitted or contemplated by this Agreement, Happy Food and LEI will each: (i) carry on its business in substantially the same manner as it has heretofore; (ii) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty; (iii) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it; (iv) perform in all material respects all of its obligation under material contracts, leases, and instruments relating to or affecting its assets, properties, and business; (v) use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and (vi) fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

      (b) From and after the date of this Agreement until the Closing Date, neither Happy Food nor LEI will: (i) make any change in their organizational documents, Certificate of Incorporation (except as provided herein), or bylaws; (ii) take any action described in section 2.7 in the case of LEI, or in section 4.7, in the case of Happy Food (all except as permitted therein or as disclosed in the applicable party's schedules); (iii) enter into or amend any contract, agreement, or other instrument of any of the types described in such party's schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business involving the sale of goods or services; or (iv) make or change any material tax election, settle or compromise any material tax liability or file any amended tax return.

      5.8 Indemnification.

      (a) LEI hereby agrees to indemnify Happy Food and each of the officers, agents and directors of Happy Food as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in Article II of this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

      (b) Happy Food hereby agrees to indemnify LEI and each of the officers, agents and directors of LEI as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under Article IV of this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

                                   ARTICLE VI
                CONDITIONS PRECEDENT TO OBLIGATIONS OF HAPPY FOOD

      The obligations of Happy Food under this Agreement are subject to the satisfaction, at or before the Closing, of the following conditions:

      6.1 Accuracy of Representations; Performance.

      (a) The representations and warranties made by LEI in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and LEI shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by LEI prior to or at the Closing. Happy Food may request to be furnished with a certificate, signed by a duly authorized officer of LEI and dated the Closing Date, to the foregoing effect.

      (b) The representations and warranties made by the Shareholders in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and each Shareholder shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

      6.2 Officer's Certificates. Happy Food shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of LEI to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of LEI threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement, or, to the extent not disclosed in the LEI Schedules, by or against LEI which might result in any material adverse change in any of the assets, properties, business, or operations of LEI.

      6.3 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business, or operations of LEI, nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations.

      6.4 Minimum Shareholder Participation. Shareholders holding, in the aggregate, at least eighty percent (80%) of the LEI Stock and all of the LEI Class B outstanding shall have executed counterpart signature pages hereto.

      6.5 Other Items.

      (a) Happy Food shall have received a shareholder list of LEI containing the name, address, and number of shares held by each LEI shareholder as of the date of Closing certified by an executive officer of LEI as being true, complete, and accurate.

      (b) Happy Food shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as Happy Food may reasonably request.

                                   ARTICLE VII
                   CONDITIONS PRECEDENT TO OBLIGATIONS OF LEI

      The obligations of LEI under this Agreement are subject to the satisfaction, at or before the Closing, of the following conditions:

      7.1 Accuracy of Representations; Performance. The representations and warranties made by Happy Food in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and Happy Food shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by Happy Food prior to or at the Closing. LEI shall have been furnished with a certificate, signed by a duly authorized executive officer of Happy Food and dated the Closing Date, to the foregoing effect.

      7.2 Officer's Certificate. LEI shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized executive officer of Happy Food to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of Happy Food threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement.

      7.3 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business, or operations of Happy Food nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations of Happy Food.

      7.4 Good Standing. Happy Food shall have received a certificate of good standing from the Secretary of State of the State of Oklahoma or other appropriate office, dated as of a date within ten days prior to the Closing Date certifying that Happy Food is in good standing as a corporation in the State of Oklahoma and has filed all tax returns required to have been filed by it to date and has paid all taxes reported as due thereon.

      7.5 Minimum Shareholder Participation. Shareholders holding, in the aggregate, at least eighty percent (80%) of the LEI Stock and all of the LEI Class B outstanding shall have executed counterpart signature pages hereto.

      7.6 Other Items.

      (a) LEI shall have received a shareholder list of Happy Food containing the name, address, and number of shares held by each Happy Food shareholder as of the date of Closing certified by an executive officer of Happy Food as being true, complete, and accurate.

      (b) LEI shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as LEI may reasonably request.

                                  ARTICLE VIII
                                   TERMINATION

      8.1 Termination.

      (a) This Agreement may be terminated by the board of directors of either Happy Food or LEI at any time prior to the Closing Date if: (i) there shall be any actual or threatened action or proceeding before any court or any governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in the judgment of such board of directors, made in good faith and based on the advice of its legal counsel, makes it inadvisable to proceed with the exchange contemplated by this Agreement; (ii) any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions or in the judgment of such board of directors, made in good faith and based on the advice of counsel, there is substantial likelihood that any such approval will not be obtained or will be obtained only on a condition or conditions which would be unduly burdensome, making it inadvisable to proceed with the exchange; or (iii) there shall have been any change after the date of the latest balance sheets of LEI and Happy Food, respectively, in the assets, properties, business, or financial condition of LEI and Happy Food, which could have a materially adverse affect on the value of the business of LEI and Happy Food respectively, except any changes disclosed in the LEI and Happy Food Schedules, as the case may be, dated as of the date of execution of this Agreement. In the event of termination pursuant to this paragraph (a) of section 8.1, no obligation, right, or liability shall arise hereunder, and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting, and execution of this Agreement and the transactions herein contemplated.

      (b) This Agreement may be terminated at any time prior to the Closing by action of the board of directors of Happy Food if LEI shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of LEI contained herein shall be inaccurate in any material respect, and, in either case if such failure is reasonably subject to cure, it remains uncured for seven days after notice of such failure is provided to LEI. If this Agreement is terminated pursuant to this paragraph (b) of section 8.1, this Agreement shall be of no further force or effect, and no obligation, right, or liability shall arise hereunder, except that LEI shall bear its own costs as well as the costs incurred by Happy Food in connection with the negotiation, preparation, and execution of this Agreement and qualifying the offer and sale of securities contemplated hereby for exemption from the registration requirements of state and federal securities laws.

      (c) This Agreement may be terminated at any time prior to the Closing by action of the board of directors of LEI if Happy Food shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Happy Food contained herein shall be inaccurate in any material respect, and, in either case if such failure is reasonably subject to cure, it remains uncured for seven days after notice of such failure is provided to Happy Food. If this Agreement is terminated pursuant to this paragraph (c) of section 8.1, this Agreement shall be of no further force or effect, and no obligation, right, or liability shall arise hereunder, except that Happy Food shall bear its own costs as well as the costs of LEI incurred in connection with the negotiation, preparation, and execution of this Agreement.

                                   ARTICLE IX
                                  MISCELLANEOUS

      9.1 Brokers. Except as set forth on Schedule 9.1, Happy Food and LEI agree that there were no finders or brokers involved in bringing the parties together or who were instrumental in the negotiation, execution, or consummation of this Agreement. Happy Food and LEI each agree to indemnify the other against any claim by any third person (other than the persons set forth on Schedule 9.1) for any commission, brokerage, or finders' fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

      9.2 Governing Law. This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to matters of state law, with the laws of Oklahoma. Any dispute arising under or in any way related to this Agreement will be submitted to binding arbitration before a single arbitrator by the American Arbitration Association in accordance with the Association's commercial rules then in effect. The arbitration will be conducted in Oklahoma City, Oklahoma. The decision of the arbitrator will set forth in reasonable detail the basis for the decision and will be binding on the parties. The arbitration award may be confirmed by any court of competent jurisdiction.

      9.3 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

If to Happy Food, to:      Frank H. Ward
                           6420 West Kensington Road
                           Oklahoma City, Oklahoma 73132
                           Telephone: (405) 826-0252

With copies to:            Stephen A. Zrenda, Jr., Esq.
                           Stephen A. Zrenda, Jr., P.C.
                           100 N. Broadway Avenue, Suite 2440
                           Oklahoma City, Oklahoma 73102-8608
                           Telephone: (405) 235-2111
                           Facsimile: (915) 975-8003

If to LEI, to:             Robert D. Battis, CEO
                           LEI Energetics, Inc.
                           3535 Quakerbridge Road
                           Mercerville, NJ 08619

With copies to:            Kramer Levin Naftalis & Frankel LLP
                           1177 Avenue of the Americas
                           New York, New York 10036
                           Attention: David M. Zlotchew, Esq.
                           Facsimile: (212) 715-8000

If to the Shareholders, to each Shareholder at the respective addresses and facsimile numbers set forth on each such Shareholder's counterpart signature page hereto,

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed, or telegraphed.

      9.4 Attorney's Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

      9.5 Confidentiality. Each party hereto agrees with the other parties that, unless and until the transactions contemplated by this Agreement have been consummated, each party and their representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director, or employee, or from any books or records or from personal inspection, or such other party, and shall not use such data or information or disclose the same to others, except
(i) to the extent such data or information is published, is a matter of public knowledge, or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.

      9.6 Expenses of Stock Exchange. Happy Food and LEI agree that they will each bear their own costs and expenses in negotiating and closing the transactions contemplated by this Agreement, including but not limited to, attorneys' fees, accounting fees, due diligence expenses, travel, printing, copying, mail, telephone and other related expenses.

      9.7 Schedules; Knowledge. Each of LEI and Happy Food is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

      9.8 Third Party Beneficiaries. This contract is solely between Happy Food, LEI and the Shareholders, and, except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor, or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

      9.9 Entire Agreement. This Agreement (including all exhibits and schedules attached hereto) and the Shareholder Representation Letters represent the entire agreement among the parties relating to the exchange of LEI Stock for Happy Food Stock. There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

      9.10 Survival; Termination. The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated.

      9.11 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

      9.12 Amendment, Modification, or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended or modified by a writing signed by LEI and Happy Food, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended; provided, however, that no amendment, modification or waiver which, by its express terms, affects the rights or obligations hereunder of a particular Shareholder in a materially adverse manner and which does not, by its express terms, affect the rights or obligations hereunder of all Shareholders with similar rights or obligations in a similarly materially adverse manner shall be binding as to such particularly affected Shareholder without the prior written consent of such Shareholder.

                      [Signature pages follow immediately]

      IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first above-written.

                                   HAPPY FOOD CORPORATION


                                   By: /s/ Frank H. Ward
                                       -----------------------------------------
                                       Frank H. Ward, President


                                   LASER ENERGETICS, INC.

                                   By:
                                       -----------------------------------------
                                       Robert D. Battis, Chief Executive Officer

      IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first above-written.

                                   HAPPY FOOD CORPORATION

                                   By:
                                       -----------------------------------------
                                       Frank H. Ward, President


                                   LASER ENERGETICS, INC.


                                   By: /s/ Robert D. Battis
                                       -----------------------------------------
                                       Robert D. Battis, Chief Executive Officer

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                       Albert Angrisani
                                       -----------------------------------------
                                       (Name of Shareholder exactly as it
                                       appears on the books and records of
                                       Laser Energetics, Inc.)


                                       By: /s/ Albert Angrisani
                                           -------------------------------------
                                           Name:
                                           Title (if applicable):

                                       Address:   material omitted pursuant to
                                                  ------------------------------
                                                  confidentiality request
                                                  ------------------------------

                                                  ------------------------------
                                       Facsimile:
                                                  ------------------------------

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                       ROBERT D. BATTIS
                                       -----------------------------------------
                                       (Name of Shareholder exactly as it
                                       appears on the books and records of
                                       Laser Energetics, Inc.)


                                       By: /s/ Robert D. Battis
                                           -------------------------------------
                                           Name:
                                           Title (if applicable):

                                       Address:   material omitted pursuant
                                                  ------------------------------
                                                  to confidentiality request
                                                  ------------------------------

                                                  ------------------------------
                                       Facsimile:
                                                  ------------------------------

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                       Dr. Max M Berke
                                       -----------------------------------------
                                       (Name of Shareholder exactly as it
                                       appears on the books and records of
                                       Laser Energetics, Inc.)

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title (if applicable):

                                       Address:   material omitted pursuant
                                                  ------------------------------
                                                  to confidentiality request
                                                  ------------------------------

                                                  ------------------------------
                                       Facsimile:
                                                  ------------------------------

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                   Eileen Berke
                                   ---------------------------------------------
                                   (Name of Shareholder exactly as it
                                   appears on the books and records of
                                   Laser Energetics, Inc.)


                                   By: /s/ Eileen Berke
                                       -----------------------------------------
                                       Name: Eileen Berke
                                       Title (if applicable):

                                   Address:   material omitted pursuant
                                              ----------------------------------
                                              to confidentiality request
                                              ----------------------------------

                                              ----------------------------------
                                   Facsimile:
                                              ----------------------------------

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                   Leonard Berke Trust, Eileen Berke, Trustee
                                   ---------------------------------------------
                                   (Name of Shareholder exactly as it
                                   appears on the books and records of
                                   Laser Energetics, Inc.)


                                   By: /s/ Eileen Berke
                                       -----------------------------------------
                                       Name: Eileen Berke
                                       Title (if applicable): Trustee

                                   Address:   material omitted pursuant
                                              ----------------------------------
                                              to confidentiality request
                                              ----------------------------------

                                              ----------------------------------
                                   Facsimile:
                                              ----------------------------------

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                   Patrick Caulfield
                                   ---------------------------------------------
                                   (Name of Shareholder exactly as it
                                   appears on the books and records of
                                   Laser Energetics, Inc.)


                                   By: /s/ Patrick Caulfield
                                       -----------------------------------------
                                       Name:
                                       Title (if applicable):

                                   Address:   material omitted pursuant
                                              ----------------------------------
                                              to confidentiality request
                                              ----------------------------------

                                              ----------------------------------
                                   Facsimile:
                                              ----------------------------------

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                   Thomas A. Cellucci
                                   ---------------------------------------------
                                   (Name of Shareholder exactly as it
                                   appears on the books and records of
                                   Laser Energetics, Inc.)


                                   By: /s/ Thomas A. Cellucci
                                       -----------------------------------------
                                       Name:
                                       Title (if applicable): N/A

                                   Address:   material omitted pursuant
                                              ----------------------------------
                                              to confidentiality request
                                              ----------------------------------

                                              ----------------------------------
                                   Facsimile:
                                              ----------------------------------

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                   Cincinnati Sub-Zero Products, Inc.
                                   ---------------------------------------------
                                   (Name of Shareholder exactly as it
                                   appears on the books and records of
                                   Laser Energetics, Inc.)


                                   By: /s/ Steven J. Berke
                                       -----------------------------------------
                                       Name: Steven J. Berke
                                       Title (if applicable): President

                                   Address:   material omitted pursuant
                                              ----------------------------------
                                              to confidentiality request
                                              ----------------------------------

                                              ----------------------------------
                                   Facsimile:
                                              ----------------------------------

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                   DORIS R. DWORKIN
                                   ---------------------------------------------
                                   (Name of Shareholder exactly as it
                                   appears on the books and records of
                                   Laser Energetics, Inc.)


                                   By: /s/ Doris R. Dworkin
                                       -----------------------------------------
                                       Name:
                                       Title (if applicable):

                                   Address:   material omitted pursuant
                                              ----------------------------------
                                              to confidentiality request
                                              ----------------------------------

                                              ----------------------------------
                                   Facsimile:
                                              ----------------------------------

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                   ELLIOT F. DWORKIN
                                   ---------------------------------------------
                                   (Name of Shareholder exactly as it
                                   appears on the books and records of
                                   Laser Energetics, Inc.)


                                   By: /s/ Elliot F. Dworkin
                                       -----------------------------------------
                                       Name:
                                       Title (if applicable):

                                   Address:   material omitted pursuant
                                              ----------------------------------
                                              to confidentiality request
                                              ----------------------------------

                                              ----------------------------------
                                   Facsimile:
                                              ----------------------------------

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                   MARC DWORKIN
                                   ---------------------------------------------
                                   (Name of Shareholder exactly as it
                                   appears on the books and records of
                                   Laser Energetics, Inc.)


                                   By: /s/ Marc Dworkin
                                       -----------------------------------------
                                       Name:
                                       Title (if applicable):

                                   Address:   material omitted pursuant
                                              ----------------------------------
                                              to confidentiality request
                                              ----------------------------------

                                              ----------------------------------
                                   Facsimile:
                                              ----------------------------------

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                   THE ESTATE OF SIDNEY DWORKIN
                                   ---------------------------------------------
                                   (Name of Shareholder exactly as it
                                   appears on the books and records of
                                   Laser Energetics, Inc.)


                                   By: /s/ Estate of Sidney Dworkin
                                       /s/ Doris R. Dworking, Personal Rep.
                                       -----------------------------------------
                                       Name: Doris R. Dworkin
                                       Title (if applicable): Executor

                                   Address:   material omitted pursuant
                                              ----------------------------------
                                              to confidentiality request
                                              ----------------------------------

                                              ----------------------------------
                                   Facsimile:
                                              ----------------------------------

Frank H. Ward, President


LASER ENERGETICS, INC.

By:
    -----------------------------------------
    Robert D. Battis, Chief Executive Officer

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                   JAMES DWYER
                                   ---------------------------------------------
                                   (Name of Shareholder exactly as it
                                   appears on the books and records of
                                   Laser Energetics, Inc.)


                                   By: /s/ James Dwyer
                                       -----------------------------------------
                                   Name: James Dwyer

                                   Title (if applicable): material omitted
                                                          pursuant to
                                                          confidentiality
                                                          request

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                   Kevin Engelhard
                                   ---------------------------------------------
                                   (Name of Shareholder exactly as it
                                   appears on the books and records of
                                   Laser Energetics, Inc.)


                                   By: /s/ Kevin Engelhard
                                       -----------------------------------------
                                       Name:
                                       Title (if applicable):

                                   Address:   material omitted pursuant
                                              ----------------------------------
                                              to confidentiality request
                                              ----------------------------------

                                              ----------------------------------
                                   Facsimile:
                                              ----------------------------------

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                   DIANE Di Giulio
                                   ---------------------------------------------
                                   (Name of Shareholder exactly as it
                                   appears on the books and records of
                                   Laser Energetics, Inc.)


                                   By: /s/ Diane Di Giulio
                                       -----------------------------------------
                                       Name:
                                       Title (if applicable):

                                   Address:   material omitted pursuant
                                              ----------------------------------
                                              to confidentiality request
                                              ----------------------------------

                                              ----------------------------------
                                   Facsimile:
                                              ----------------------------------

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                   HAROLD A. JONES
                                   ---------------------------------------------
                                   (Name of Shareholder exactly as it
                                   appears on the books and records of
                                   Laser Energetics, Inc.)


                                   By: /s/ Harold A. Jones
                                       -----------------------------------------
                                       Name:
                                       Title (if applicable):

                                   Address:   material omitted pursuant
                                              ----------------------------------
                                              to confidentiality request
                                              ----------------------------------

                                              ----------------------------------
                                   Facsimile:
                                              ----------------------------------

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                   Ellen Effinger Kassow (Ellin Effinger Kassow)
                                   ---------------------------------------------
                                   (Name of Shareholder exactly as it
                                   appears on the books and records of
                                   Laser Energetics, Inc.)


                                   By: /s/ Dr. Ellen Effinger Kassow
                                       -----------------------------------------
                                       Name:
                                       Title (if applicable):

                                   Address:   material omitted pursuant
                                              ----------------------------------
                                              to confidentiality request
                                              ----------------------------------

                                              ----------------------------------
                                   Facsimile:
                                              ----------------------------------

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                   VINCENT KHAU
                                   ---------------------------------------------
                                   (Name of Shareholder exactly as it
                                   appears on the books and records of
                                   Laser Energetics, Inc.)


                                   By: /s/ Vincent Khau
                                       -----------------------------------------
                                       Name:
                                       Title (if applicable):

                                   Address:   material omitted pursuant
                                              ----------------------------------
                                              to confidentiality request
                                              ----------------------------------

                                              ----------------------------------
                                   Facsimile:
                                              ----------------------------------

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                   JOHN T LIVECCHI M.D
                                   ---------------------------------------------
                                   (Name of Shareholder exactly as it
                                   appears on the books and records of
                                   Laser Energetics, Inc.)


                                   By: /s/ John T LiVecchi M.D
                                       -----------------------------------------
                                       Name:
                                       Title (if applicable):

                                   Address:   material omitted pursuant
                                              ----------------------------------
                                              to confidentiality request
                                              ----------------------------------

                                              ----------------------------------
                                   Facsimile:
                                              ----------------------------------

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                   HOWARD MAYER
                                   ---------------------------------------------
                                   (Name of Shareholder exactly as it
                                   appears on the books and records of
                                   Laser Energetics, Inc.)


                                   By: /s/ Howard Mayer
                                       -----------------------------------------
                                       Name:
                                       Title (if applicable):

                                   Address:   material omitted pursuant
                                              ----------------------------------
                                              to confidentiality request
                                              ----------------------------------

                                              ----------------------------------
                                   Facsimile:
                                              ----------------------------------

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                   Jay W. Nash
                                   ---------------------------------------------
                                   (Name of Shareholder exactly as it
                                   appears on the books and records of
                                   Laser Energetics, Inc.)


                                   By: /s/ Jay W. Nash
                                       -----------------------------------------
                                       Name:
                                       Title (if applicable):

                                   Address:   material omitted pursuant
                                              ----------------------------------
                                              to confidentiality request
                                              ----------------------------------

                                              ----------------------------------
                                   Facsimile:
                                              ----------------------------------

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                   Nevyas Eye Associates PC 401K Profit Sharing
                                   Plan FBO A/C of H. Nevyas
                                   ---------------------------------------------
                                   (Name of Shareholder exactly as it
                                   appears on the books and records of
                                   Laser Energetics, Inc.)


                                   By: /s/ Herbert J. Nevyas Trustee
                                       -----------------------------------------
                                       Name: Herbert J. Nevyas
                                       Title (if applicable): Trustee

                                   Address:   material omitted pursuant
                                              ----------------------------------
                                              to confidentiality request
                                              ----------------------------------

                                              ----------------------------------
                                   Facsimile:
                                              ----------------------------------

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                   Herbert Nevyas
                                   ---------------------------------------------
                                   (Name of Shareholder exactly as it
                                   appears on the books and records of
                                   Laser Energetics, Inc.)


                                   By: /s/ Herbert Nevyas
                                       -----------------------------------------
                                       Name: Herbert Nevyas
                                       Title (if applicable):

                                   Address:   material omitted pursuant
                                              ----------------------------------
                                              to confidentiality request
                                              ----------------------------------

                                              ----------------------------------
                                   Facsimile:
                                              ----------------------------------

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                   Randall Peairs
                                   ---------------------------------------------
                                   (Name of Shareholder exactly as it
                                   appears on the books and records of
                                   Laser Energetics, Inc.)


                                   By: /s/ Randall Peairs
                                       -----------------------------------------
                                       Name:
                                       Title (if applicable):

                                   Address:   material omitted pursuant
                                              ----------------------------------
                                              to confidentiality request
                                              ----------------------------------

                                              ----------------------------------
                                   Facsimile:
                                              ----------------------------------

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                   Prendiville Revocable Trust
                                   ---------------------------------------------
                                   (Name of Shareholder exactly as it
                                   appears on the books and records of
                                   Laser Energetics, Inc.)


                                   By: /s/ Kevin Prediville, Trustee
                                       -----------------------------------------
                                       Name:
                                       Title (if applicable):

                                   Address:   material omitted pursuant
                                              ----------------------------------
                                              to confidentiality request
                                              ----------------------------------

                                              ----------------------------------
                                   Facsimile:
                                              ----------------------------------

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                   RICHTER CONST. Co
                                   ---------------------------------------------
                                   (Name of Shareholder exactly as it
                                   appears on the books and records of
                                   Laser Energetics, Inc.)


                                   By: /s/ Gerald Richter, Pres
                                       -----------------------------------------
                                       Name:
                                       Title (if applicable):

                                   Address:   material omitted pursuant
                                              ----------------------------------
                                              to confidentiality request
                                              ----------------------------------

                                              ----------------------------------
                                   Facsimile:
                                              ----------------------------------

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                   GERALD RICHTER
                                   ---------------------------------------------
                                   (Name of Shareholder exactly as it
                                   appears on the books and records of
                                   Laser Energetics, Inc.)


                                   By: /s/ Gerald Richter
                                       -----------------------------------------
                                       Name:
                                       Title (if applicable):

                                   Address:   material omitted pursuant
                                              ----------------------------------
                                              to confidentiality request
                                              ----------------------------------

                                              ----------------------------------
                                   Facsimile:
                                              ----------------------------------

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                   THOMAS SCHWARTZ
                                   ---------------------------------------------
                                   (Name of Shareholder exactly as it
                                   appears on the books and records of
                                   Laser Energetics, Inc.)


                                   By: /s/ Thomas Schwartz
                                       -----------------------------------------
                                       Name:
                                       Title (if applicable):

                                   Address:   material omitted pursuant
                                              ----------------------------------
                                              to confidentiality request
                                              ----------------------------------

                                              ----------------------------------
                                   Facsimile:
                                              ----------------------------------

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                   SCHWARTZBARD GOLDMAN ASSOCIATES
                                   ---------------------------------------------
                                   (Name of Shareholder exactly as it
                                   appears on the books and records of
                                   Laser Energetics, Inc.)


                                   By: /s/ Michael Goldman
                                       -----------------------------------------
                                       Name: Michael Goldman
                                       Title (if applicable): General Partner

                                   Address:   material omitted pursuant
                                              ----------------------------------
                                              to confidentiality request
                                              ----------------------------------

                                              ----------------------------------
                                   Facsimile:
                                              ----------------------------------

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                   Trey Resources, Inc.
                                   ---------------------------------------------
                                   (Name of Shareholder exactly as it
                                   appears on the books and records of
                                   Laser Energetics, Inc.)


                                   By: /s/ Mark Meller
                                       -----------------------------------------
                                       Name:
                                       Title (if applicable): CEO

                                   Address:   material omitted pursuant
                                              ----------------------------------
                                              to confidentiality request
                                              ----------------------------------

                                              ----------------------------------
                                   Facsimile:
                                              ----------------------------------

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                   Paul Vessa
                                   ---------------------------------------------
                                   (Name of Shareholder exactly as it
                                   appears on the books and records of
                                   Laser Energetics, Inc.)


                                   By: /s/ Paul Vessa
                                       -----------------------------------------
                                       Name:
                                       Title (if applicable):

                                   Address:   material omitted pursuant
                                              ----------------------------------
                                              to confidentiality request
                                              ----------------------------------

                                              ----------------------------------
                                   Facsimile:
                                              ----------------------------------

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                   Frank H. Ward
                                   ---------------------------------------------
                                   (Name of Shareholder exactly as it
                                   appears on the books and records of
                                   Laser Energetics, Inc.)


                                   By: /s/ Frank H. Ward
                                       -----------------------------------------
                                       Name:
                                       Title (if applicable):

                                   Address:   material omitted pursuant
                                              ----------------------------------
                                              to confidentiality request
                                              ----------------------------------

                                              ----------------------------------
                                   Facsimile:
                                              ----------------------------------

                 COUNTERPART SIGNATURE PAGE OF THE SHAREHOLDERS

      IN WITNESS WHEREOF, the undersigned shareholder of Laser Energetics, Inc. has caused this counterpart signature page to this Agreement to be executed, as of the date first above-written.

                                   Gary M. Willis
                                   ---------------------------------------------
                                   (Name of Shareholder exactly as it
                                   appears on the books and records of
                                   Laser Energetics, Inc.)


                                   By: /s/ Gary M. Willis
                                       -----------------------------------------
                                       Name:
                                       Title (if applicable):

                                   Address:   material omitted pursuant
                                              ----------------------------------
                                              to confidentiality request
                                              ----------------------------------

                                              ----------------------------------
                                   Facsimile:
                                              ----------------------------------

                                   Schedule I

                                       to

                      AGREEMENT AND PLAN OF SHARE EXCHANGE

                             Dated May ______, 2005

            1. Investment Intent. I recognize that an investment in the Happy Securities involves a high degree of risk including, but not limited to, the following: (i) the Company remains a development stage business with limited operating history and requires substantial funds; (ii) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company or the Happy Securities, (iii) I may not be able to liquidate my investment; (iv) transferability of the Happy Securities is extremely limited; (v) in the event of a disposition of the Happy Securities, I could sustain the loss of my entire investment and (vi) the Company has not paid any dividends since inception and does not anticipate the payment of dividends on the Common Stock in the foreseeable future.

            2. Lack of Liquidity. I confirm that I am able (i) to bear the economic risk of this investment, (ii) to hold the Happy Securities for an indefinite period of time, and (iii) presently to afford a complete loss of my investment; and represent that I have sufficient liquid assets so that the illiquidity associated with this investment will not cause any undue financial difficulties or affect my ability to provide for my current needs and possible financial contingencies, and that my commitment to all speculative investments is reasonable in relation to my net worth and annual income.

            3. Knowledge and Experience. I hereby acknowledge and represent that I have prior investment experience, including investment in securities that are non-listed, unregistered and are not traded on the Nasdaq National or SmallCap Market, nor on the National Association of Securities Dealers, Inc.'s (the "NASD") automated quotation system.

            4. Receipt of Information. I have been furnished by the Company with all information regarding the Company which I have requested or desired to know, have been afforded the opportunity to ask questions of, and to receive answers from, duly authorized officers or other representatives of the Company concerning the terms and conditions of the Exchange Agreement, the Happy Securities and the affairs of the Company and have received any additional information which I or my representative has requested.

            5. Reliance on Information. I have relied solely upon the information provided by the Company in the Exchange Agreement in making the decision to invest in the Happy Securities. To the extent necessary, I have retained, at my sole expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of the Exchange Agreement and my acquisition of the Happy Securities.

            6. No Solicitation. I represent that no Happy Securities were offered or sold to me by means of any form of general solicitation or general advertising, and in connection therewith I neither: (A) received or reviewed any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio whether closed circuit, or generally available; nor (B) attended any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

            7. Registration. I hereby acknowledge that the offering of Happy Securities pursuant to the Exchange Agreement has not been reviewed by the Securities and Exchange Commission or any state regulatory authority, since such offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Regulation D promulgated thereunder. I shall not sell or otherwise transfer the Happy Securities unless such Happy Securities are registered under the Securities Act or unless an exemption from such registration is available.

            8. Purchase for own Account. I understand that the Happy Securities have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon my investment intention. In this connection, I hereby represent that I am acquiring the Happy Securities for my own account for investment and not with a view toward the resale or distribution to others or for resale in connection with, any distribution or public offering (within the meaning of the Securities
Act), nor with any present intention of distributing or selling the same and I have no present or contemplated agreement, undertaking, arrangement, obligation or commitment providing for the disposition thereof.

            9. Holding Period. I understand that there is no public trading market for the Happy Securities and that no such market may ever develop. I understand and hereby acknowledge that the Company is under no obligation to register any of the Happy Securities under the Securities Act or any applicable non-United States, state securities or "blue sky" laws. I shall hold the Company and its directors, officers, employees, controlling persons and agents and their respective heirs, representatives, successors and assigns harmless from, and shall indemnify them against, all liabilities, costs and expenses incurred by them as a result of (i) any misrepresentation made by me contained in this letter, (ii) any sale or distribution by me in violation of the Securities Act or any applicable non-United States, state securities or "blue sky" laws or
(iii) any untrue statement made by me.

            10. Legends. I consent to the placement of the following legend regarding restrictions on transfer pursuant to the applicable securities laws on any certificate or other document evidencing the Happy Securities:

      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL ACCEPTABLE TO HAPPY FOOD CORPORATION THAT AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE WITH RESPECT TO SUCH SALE OR TRANSFER.

            I am aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of the Happy Securities.

            11. Address. I hereby represent that my address set forth at the top of this letter is the address of my primary residence.

            12. Authority. This letter constitutes my legal, valid and binding obligation, enforceable against me by the Company in accordance with its terms.

            13. Securities Laws. I acknowledge that at such time, if ever, as the Happy Securities are registered, sales of the Happy Securities will be subject to applicable non-United States and state securities laws.

            14. Beneficial Owner. I will be the sole beneficial owner of the Happy Securities that I acquire pursuant to the Exchange Agreement.

            15. Reliance on Representation and Warranties. I understand that the Happy Securities are being offered and issued to the undersigned in reliance on specific exemptions from the registration requirements of United States Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the undersigned set forth herein in order to determine the applicability of such exemptions and the suitability of the undersigned to acquire the Happy Securities.

                                    EXHIBIT A
                             (Terms of HPYF Class B)

            Each holder of Class B Common Stock shall have the right, at any time after May __, 2007, to convert each share of Class B Common Stock into the number of shares of Class A Common Stock calculated by dividing the number of Class B Common Stock being converted by fifty percent (50%) of the lowest price that the Company had previously issued its Class A Common Stock since the Class B Common Stock were issued. By way of example only, if 100 shares of Class B Common Stock are being converted and the lowest price that the Company had previously issued its Class A Common Stock since the Class B Common Stock were issued is $1.00, such Class B Common Stock would be converted to 200 shares of Class A Common Stock. Every holder of the outstanding shares of the Class B Common Stock shall be entitled on each matter to cast the number of votes equal to the number of shares of Class A Common Stock that would be issued upon the conversion of the Class B Common Stock held by that holder, had all the outstanding Class B Common Stock held by that holder been converted on the record date used for purposes of determining which shareholders would vote in such an election. With respect to all matters upon which shareholders are entitled to vote or to which shareholders are entitled to give consent, the holders of the outstanding shares of Class B Common Stock shall vote together with Class A Common Stock without regard to class, except as to those matters on which the separate class voting is required by applicable law. There shall be no cumulative voting by the shareholders. Each holder of Class B Common Stock shall receive dividends or other distributions, as declared, equal to the dividends declared on such number of shares of Class A Common Stock that would be issued upon the conversion of the Class B Common Stock, had all the outstanding Class B Common Stock been converted on the record date established for the purposes distributing any divided or other shareholder distribution.